Operating Leases - Supplemental consolidated balance sheet information (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Operating Leases
Right-of-use assets	$ 5,649	$ 4,550
Operating lease liabilities, current	1,985	3,798
Operating lease liabilities, non-current	3,329	851
Total lease liabilities	$ 5,314	$ 4,649
Weighted-average remaining lease term, Operating leases	2 years 9 months 3 days	1 year 9 months 18 days
Weighted-average discount rate, Operating leases	3.75%	4.75%